UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 5, 2011

WORLD OMNI AUTOMOBILE LEASE SECURITIZATION TRUST 2011–A

(Issuing Entity with respect to Securities)

WORLD OMNI FINANCIAL CORP.

(Sponsor with respect to Securities)

WORLD OMNI AUTO LEASING LLC

(Depositor with respect to Securities)

Delaware

(State or other jurisdiction of incorporation or organization)

333-152253-02

(Commission File Number)

90-0399122

(Depositor’s I.R.S. Employer Identification No.)

6189

(Primary Standard Industrial Classification Code Number)

190 Jim Moran Blvd.

Deerfield Beach, FL 33442

(Address of principal executive offices of depositor, including Zip Code)

Depositor’s telephone number, including area code: (954) 429-2200

Former name or former address, if changed since last report:

Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the depositor under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On May 5, 2011, World Omni Auto Leasing LLC, a Delaware limited liability company (the “Depositor”), entered into an amended and restated trust agreement, a copy of which is filed as an exhibit hereto, with U.S. Bank Trust National Association, as owner trustee, relating to World Omni Automobile Lease Securitization Trust 2011-A (the “Issuing Entity”), a Delaware statutory trust created on February 16, 2011. On May 5, 2011, World Omni LT (the “Titling Trust”), Auto Lease Finance LLC (the “Initial Beneficiary”), AL Holding Corp. (the “Closed-End Collateral Agent”) and U.S. Bank National Association (the “Closed-End Administrative Agent”) entered into an Exchange Note Supplement, a copy of which is filed as an exhibit hereto, pursuant to which an exchange note secured by a pool of leases and the related leased vehicles was issued to the Initial Beneficiary. On May 5, 2011, the Initial Beneficiary and the Depositor entered into an Exchange Note Sale Agreement, a copy of which is filed as an exhibit hereto, pursuant to which the exchange note was sold from the Initial Beneficiary to the Depositor. On May 5, 2011, the Depositor and the Issuing Entity entered into an Exchange Note Transfer Agreement, a copy of which is filed as an exhibit hereto, pursuant to which the exchange note was sold from the Depositor to the Issuing Entity. On May 5, 2011, World Omni Financial Corp., as servicer (the “Servicer”), the Titling Trust and the Closed-End Collateral Agent entered into an Exchange Note Servicing Supplement, a copy of which is filed as an exhibit hereto, pursuant to which the Servicer agreed to service the leases and related leased vehicles related to the exchange note. On May 5, 2011, the Issuing Entity issued to the Depositor the asset backed notes, Series 2011-A, Class A-1, Class A-2, Class A-3 and Class A-4 Notes (the “Class A Notes”) and Class B Notes (the “Class B Notes” and, together with the Class A Notes, the “Notes”), having an aggregate original principal amount of $716,760,000, pursuant to an Indenture (the “Indenture”), dated as of May 5, 2011, between the Issuing Entity and The Bank of New York Mellon, as indenture trustee, a copy of which is filed as an exhibit hereto. The Notes were sold by the Depositor to Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc. and Morgan Stanley & Co. Incorporated, as underwriters (the “Underwriters”), pursuant to an Underwriting Agreement, dated as of April 27, 2011, by and among the Depositor, the Servicer and the Underwriters, a copy of which is filed as an exhibit hereto, and the Notes were then sold by the Underwriters to the public.

Interest on the Notes will be distributed on each Payment Date (as defined in the Indenture). Monthly distributions in reduction of the principal amount of the Notes will be allocated to the Notes in accordance with the priorities set forth in the Indenture.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated as of April 27, 2011, by and among World Omni Financial Corp., World Omni Auto Leasing LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc. and Morgan Stanley & Co. Incorporated, as underwriters.

Exhibit 4.1	Indenture, dated as of May 5, 2011, by and between World Omni Automobile Lease Securitization Trust 2011-A, as issuing entity, and The Bank of New York Mellon, as indenture trustee.

Exhibit 10.1	Exchange Note Sale Agreement, dated as of May 5, 2011, by and between Auto Lease Finance LLC, as seller, and World Omni Auto Leasing LLC, as buyer.

Exhibit 10.2	Exchange Note Transfer Agreement, dated as of May 5, 2011, by and between World Omni Auto Leasing LLC, as depositor, and World Omni Automobile Lease Securitization Trust 2011-A, as issuing entity and buyer.

Exhibit 10.3	2011-A Exchange Note Supplement to Collateral Agency Agreement, dated as of May 5, 2011, by and among World Omni LT, as borrower, Auto Lease Finance LLC, as initial beneficiary, AL Holding Corp., as closed-end collateral agent, and U.S. Bank National Association, as closed-end administrative agent.

Exhibit 10.4	Exchange Note Servicing Supplement 2011-A to Closed-End Servicing Agreement, dated as of May 5, 2011, by and among World Omni Financial Corp., as servicer, World Omni LT, as titling trust, and AL Holding Corp., as closed-end collateral agent.

Exhibit 99.1	Trust Agreement, dated as of May 5, 2011, by and between World Omni Auto Leasing LLC, as depositor, and U.S. Bank Trust National Association, as owner trustee.

Exhibit 99.2	Administration Agreement, dated as of May 5, 2011, by and among World Omni Automobile Lease Securitization Trust 2011-A, as issuing entity, World Omni Financial Corp., as administrator, and The Bank of New York Mellon, as indenture trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD OMNI AUTO LEASING LLC (Depositor)

Dated: May 5, 2011	By:	/s/ BEN MILLER
	Name:	Ben Miller Assistant Treasurer
Its:

INDEX OF EXHIBITS

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated as of April 27, 2011, by and among World Omni Financial Corp., World Omni Auto Leasing LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc. and Morgan Stanley & Co. Incorporated, as underwriters.

Exhibit 4.1	Indenture, dated as of May 5, 2011, by and between World Omni Automobile Lease Securitization Trust 2011-A, as issuing entity, and The Bank of New York Mellon, as indenture trustee.

Exhibit 10.1	Exchange Note Sale Agreement, dated as of May 5, 2011, by and between Auto Lease Finance LLC, as seller, and World Omni Auto Leasing LLC, as buyer.

Exhibit 10.2	Exchange Note Transfer Agreement, dated as of May 5, 2011, by and between World Omni Auto Leasing LLC, as depositor, and World Omni Automobile Lease Securitization Trust 2011-A, as issuing entity and buyer.

Exhibit 10.3	2011-A Exchange Note Supplement to Collateral Agency Agreement, dated as of May 5, 2011, by and among World Omni LT, as borrower, Auto Lease Finance LLC, as initial beneficiary, AL Holding Corp., as closed-end collateral agent, and U.S. Bank National Association, as closed-end administrative agent.

Exhibit 10.4	Exchange Note Servicing Supplement 2011-A to Closed-End Servicing Agreement, dated as of May 5, 2011, by and among World Omni Financial Corp., as servicer, World Omni LT, as titling trust, and AL Holding Corp., as closed-end collateral agent.

Exhibit 99.1	Trust Agreement, dated as of May 5, 2011, by and between World Omni Auto Leasing LLC, as depositor, and U.S. Bank Trust National Association, as owner trustee.

Exhibit 99.2	Administration Agreement, dated as of May 5, 2011, by and among World Omni Automobile Lease Securitization Trust 2011-A, as issuing entity, World Omni Financial Corp., as administrator, and The Bank of New York Mellon, as indenture trustee.

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